EXHIBIT 32.2
CERTIFICATION
CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Annual Report of Evergreen Solar, Inc. (the “Company”) on Form 10-K for the period ended December 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael El-Hillow, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Michael El-Hillow

Michael El-Hillow
Chief Financial Officer
February 27, 2007
     A signed original of this written statement required by Section 906 has been provided to Evergreen Solar, Inc. and will be retained by Evergreen Solar, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.